UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 23, 2026

LIBERTY LATIN AMERICA LTD.
(Exact Name of Registrant as Specified in Charter)

Bermuda	001-38335	98-1386359
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)
Clarendon House,
2 Church Street,
Hamilton HM 11, Bermuda
(Address of Principal Executive Office)
(303) 925-6000
(Registrant’s telephone number, including area code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Class A Shares, par value $0.01 per share	LILA	The NASDAQ Stock Market LLC
Class C Shares, par value $0.01 per share	LILAK	The NASDAQ Stock Market LLC
9.0% Fixed Rate Cumulative Perpetual Redeemable Series A Preference Shares	LILAP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 23, 2026, Liberty Latin America Ltd. (the “Company”) held its Annual General Meeting of Shareholders. At the Annual General Meeting, shareholders of the Company considered and acted upon four proposals:

1. To elect Michael T. Fries, Alfonso de Angoita Noriega, Paul A. Gould and Roberta S. Jacobson to serve as Class III members of the board of directors of the Company (the “Board”) until the 2028 Annual General Meeting of Shareholders or their earlier resignation or removal.

2. To appoint KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, and to authorize the Board, acting by the audit committee, to determine the independent auditors remuneration (the “Auditors Appointment Proposal”).

3. To approve the Liberty Latin America 2026 Incentive Plan (the "Incentive Plan Proposal").

The vote results detailed below represent the final results as certified by the Inspector of Elections. The number of votes cast for, as well as the number of votes cast against or withheld, the number of abstentions and broker non-votes as to each such proposal, are set forth below.

Proposal 1 - Election of the Following Nominees to the Company’s Board of Directors:

	FOR	WITHHELD	BROKER NON-VOTES
Michael T. Fries	41,327,665	9,465,350	3,051,132
Alfonso de Angoitia Noriega	38,328,822	12,464,193	3,051,132
Paul A. Gould	38,540,901	12,252,114	3,051,132
Roberta S. Jacobson	43,969,120	6,823,895	3,051,132

Accordingly, the foregoing nominees were re-elected to the Board.

Proposal 2 - Approval of the Auditors Appointment Proposal

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
53,774,524	67,414	2,210	—

Accordingly, the Auditors Appointment Proposal was approved.

Proposal 3 - Approval of the Liberty Latin America 2026 Incentive Plan

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
33,279,466	17,500,057	13,492	3,051,132

Accordingly, the Incentive Plan Proposal was approved.

Item 9.01    Financial Statements and Exhibits

(d)        Exhibits.

Exhibit No.	Exhibit Name

101.SCH	XBRL Inline Taxonomy Extension Schema Document.
101.DEF	XBRL Inline Taxonomy Extension Definition Linkbase.
101.LAB	XBRL Inline Taxonomy Extension Label Linkbase Document.
101.PRE	XBRL Inline Taxonomy Extension Presentation Linkbase Document.
104	Cover Page Interactive Data File.* (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY LATIN AMERICA LTD.

By:	/s/ JOHN M. WINTER
John M. Winter
Senior Vice President, Chief Legal Officer and Secretary

Date: June 29, 2026